UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2009

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At management’s recommendation in response to the continued economic downturn among other factors, the Board of Directors of FirstEnergy Corp. (Company) on May 29, 2009, approved base salary reductions effective June 7, 2009 for the following 2009 named executive officers (NEOs). The reductions are as follows:

▪	Anthony J. Alexander from $1,340,000 to $1,005,000, a reduction of 25%,
▪	Gary R. Leidich from $650,000 to $520,000, a reduction of 20%,
▪	Richard R. Grigg from $750,000 to $600,000, a reduction of 20%, and
▪	Leila L. Vespoli from $530,000 to $424,000, a reduction of 20%.

A provision allowing for the potential restoration of the base salary does not apply to Mr. Alexander.  If the Company’s earnings per share target is achieved, inclusive of the cost of restoring such salary reductions or any portion thereof, the base salary reductions, or portion thereof for all affected employees, including the other above NEOs, would be restored at a future time as conditions permit.

The Board also concurred with management’s recommendation for the NEOs to allow for the potential reduction of the 2010 payments of the components of the Long-Term Incentive Program (LTIP), performance shares and performance-adjusted restricted stock units.  If the financial performance target for the Company is achieved but the payments for the FirstEnergy Corp. Savings Plan (Savings Plan) bonus match and the Short-Term Incentive Program (STIP) are not paid to target levels, the 2010 LTIP payments for the NEOs will be reduced by the ratio of actual versus earned payments for the Savings Plan bonus match and the STIP.  On June 1, 2009, the NEOs signed written consents to the foregoing LTIP adjustments.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry and legislative and regulatory changes affecting how generation rates will be determined following the expiration of existing rate plans in Pennsylvania, the impact of the PUCO's regulatory process on the Ohio Companies associated with the distribution rate case, the impact of the competitive generation procurement process in Ohio, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, other legislative and regulatory changes, revised environmental requirements, including possible greenhouse gas emission regulations, the potential impacts of the U.S. Court of Appeals' July 11, 2008 decision requiring revisions to the CAIR rules and the scope of any laws, rules or regulations that may ultimately take their place, the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the AQC Plan (including that such amounts could be higher than anticipated or that certain generating units may need to be shut down) or levels of emission reductions related to the Consent Decree resolving the NSR litigation or other potential regulatory initiatives, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight) by the NRC (including, but not limited to, the Demand for Information issued to FENOC on May 14, 2007), Met-Ed's and Penelec's transmission service charge filings with the PPUC, the continuing availability of generating units and their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards, the ability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy’s nuclear decommissioning trusts, pension trusts and other trust funds, and cause it to make additional contributions sooner, or in an amount that is larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy’s financing plan and the cost of such capital, changes in general economic conditions affecting the Registrant, the state of the capital and credit markets affecting the Registrant, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy’s access to financing or its costs and increase its requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees, the continuing decline of the national and regional economy and its impact on FirstEnergy’s major industrial and commercial customers, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy does business, and the risks and other factors discussed from time to time in the Registrant’s SEC filings, and other similar factors.  The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The Registrant expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

June 5, 2009

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer